Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX

SUMMARY PROSPECTUS

APRIL 2, 2012,

as revised JUNE 29, 2012

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.catalystmutualfunds.com/FundDocuments. You can also get this information at no cost by calling 1-866-447-4228, emailing info@CatalystMutualFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated April 2, 2012, as revised June 29, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND

Investment Objective: The Fund's goal is to achieve total return, which consists of long-term capital appreciation and current income, with low volatility and low correlation to the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 18 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.40%	0.40%
Acquired Fund Fees and Expenses[1,2]	0.05%	0.05%
Total Annual Fund Operating Expenses	1.95%	2.70%
Fee Waiver and/or Expense Reimbursement [3]	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%

1 Estimated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$724	$233
3	$1,116	$801

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives by tactically allocating and re-balancing its portfolio among domestic equity and fixed income securities. The Fund's sub-advisor uses a proprietary quantitative tactical allocation model to evaluate the relative attractiveness of equity and fixed income market sectors. This model uses a combination of price momentum, current price relative to long-term moving averages, relative strength of price trend and other price history-based inputs to generate buy and sell signals.  The model signals increasing equity allocation during sustained rallies and signals increasing fixed income allocation, when weaker equity markets are anticipated.

The allocation of the Fund's investments are expected to track the sub-advisor's tactical allocation model.  Asset allocation is evaluated and rebalanced on a monthly basis based on the model's calculation of the yield curve for bonds (the relationship between interest rates and bond maturities) and the risk premium for equities.  The tactical allocation strategy is designed to signal avoiding equity investments during periods in which equities are expected to significantly underperform fixed income investments. When the model's inputs reach certain thresholds, the model will signal a complete move either out of stocks and into bonds or out of bonds and into stocks, as appropriate.

The model's default state (i.e., when equities are not expected to significantly underperform fixed income investments) is to allocate assets to equities.  To select specific stocks, the sub-advisor uses a proprietary stock selection model that ranks stocks according to fundamental criteria that the sub-advisor believes are indicative of both company strength and relative value.  These criteria include market capitalization, sector, dividend yield, earnings, cash flow and return on capital.  Stocks are sold either when indicated by the stock selection model or when the risk model signals a move out of stocks and into bonds.

When the tactical allocation model signals a move from stocks to bonds, all equity allocations are sold and equal-weight allocations are made to bonds or to a group of exchange traded funds (ETFs) that invest in bonds.  These fixed income positions are sold when the risk model signals a move out of bonds and into stocks.

The Fund may invest in common stock, or ETFs investing in common stock, of companies of any market capitalization, but has a concentration in medium and large capitalization companies.  Likewise, the Fund may invest in any domestic fixed income security, or ETFs investing in fixed income securities, but will be invested primarily in short-term and intermediate-term U.S. Treasury obligations. The Fund may also purchase put options on both equity index and fixed income ETFs in an effort to hedge against downside price risk.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. When the Fund invests in acquired funds that invest in fixed-income securities, the value of your investment in the Fund will generally decline when interest rates rise.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Performance: Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.   Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Lyons Wealth Management, LLC serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Mr. Louis A. Stevens, Managing Director, Research & Portfolio Management of the Sub-Advisor serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.